UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Dana Incorporated (“Dana”) Annual Meeting of Shareholders held on April 22, 2020 (the “Annual Meeting”), shareholders considered four proposals that are described in more detail in Dana’s Definitive Proxy Statement dated March 12, 2020 for the Annual Meeting of Shareholders. The holders of record of 132,719,654 shares, or 91.87% of Dana’s 144,449,797 outstanding shares of common stock, were represented in person or by proxy, constituting a quorum and more than a majority of the shares entitled to vote.

The vote results detailed below represent final results as certified by the Inspector of Election:

PROPOSAL I - Election of nine directors for a one-year term expiring in 2021 or upon the election and qualification of their successors:

	FOR	WITHHOLD	BROKER NON-VOTE
Rachel A. Gonzalez	126,551,751	1,576,173	4,591,730
James K. Kamsickas	122,267,505	5,860,419	4,591,730
Virginia A. Kamsky	126,754,103	1,373,821	4,591,730
Bridget E. Karlin Raymond E. Mabus, Jr.	127,234,937 127,008,176	892,987 1,119,748	4,591,730 4,591,730
Michael J. Mack, Jr.	127,176,090	951,834	4,591,730
R. Bruce McDonald	127,070,192	1,057,732	4,591,730
Diarmuid B. O’Connell	127,180,761	947,163	4,591,730
Keith E. Wandell	126,801,145	1,326,779	4,591,730

PROPOSAL II - Approval of a non-binding advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
120,739,370	7,196,970	191,584	4,591,730

PROPOSAL III - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020:

FOR	AGAINST	ABSTAIN
129,179,848	3,485,135	54,671

PROPOSAL IV – Consideration of a shareholder proposal regarding special meetings*:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
NA	NA	NA	NA

*	Neither the proponent of this proposal nor a representative was in attendance to properly present the proposal at the meeting as required by SEC Rule 14a-8. Accordingly, no vote was taken on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: April 28, 2020	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary

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